UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023

VYANT BIO, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Campus

2370 State Route 70, Suite 310

Cherry Hill, NJ 08002

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 479-1357

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VYNT	The Nasdaq Capital Market

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2023, the Board of Directors (the “Board”) of Vyant Bio, Inc. (the “Company”), after an assessment of the status of the Company’s efforts to seek strategic alternatives and the Company’s current cash position, approved a plan on January 31, 2023 to preserve the Company’s cash to be able to continue to pursue a satisfactory strategic alternative for the purpose of maximizing the value of the Company’s business while also having sufficient cash to adequately fund an orderly wind down of the Company’s operations (the “Cash Preservation Plan”) in the event it is unable to secure a satisfactory strategic alternative.

The Company engaged LifeSci Capital as its financial advisor approximately four months ago to explore strategic alternatives, including seeking a third party to purchase its assets, which efforts are continuing. Cost-savings matters being pursued under the Cash Preservation Plan have been workforce reductions, deferring clinical and preclinical activities, and otherwise reducing expenses. The Company believes that the matter described in Item 3.01 below is one more step consistent with its Cash Preservation Plan. The Company will continue to evaluate further steps to preserve cash pursuant to the Cash Preservation Plan.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the Cash Preservation Plan, and after careful review and careful consideration of a number of factors, including, but not limited to, the costs and expenses associated with being a public company, on April 24, 2023, the Company notified The Nasdaq Stock Market LLC of its intention to voluntarily delist its shares of common stock, par value $0.0001 per share (the “Common Stock”) from the Nasdaq Capital Market (“Nasdaq”) and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a Form 25 on or about May 4, 2023 to effect the delisting and deregistration of the Common Stock from Nasdaq under Section 12(b) of the Exchange Act. As a result, the Company expects the last day of trading of its Common Stock on Nasdaq will be on or about May 12, 2023. Upon the effectiveness of the Form 25, the Company also intends to file a Form 15 with the SEC on or about May 15, 2023 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and deregister the Common Stock under Section 12(b) of the Exchange Act.

Following delisting of the Common Stock from Nasdaq, the Company anticipates that the Common Stock will be quoted on the Pink Open Market operated by OTC Markets Group Inc. (the “OTC”) under the symbol “VYNT” starting on or about May 15, 2023. The Company intends to continue to provide information to its stockholders and to take such other actions within its control to enable its Common Stock to be quoted on the OTC Pink Open Market in the Pink Limited Information market tier. There is no guarantee, however, that a broker will continue to make a market in the Common Stock and that trading of the Common Stock will continue on an OTC market or otherwise.

Item 8.01 Other Events.

On April 24, 2023, the Company issued a press release announcing its decision to voluntarily delist its securities from Nasdaq. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Vyant Bio, Inc. dated April 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Any statements in this Form 8-K about future expectations, plans and prospects for the Company, including but not limited to statements about its ability to identify, assess and execute a strategic transaction or realize any value from its existing assets, its ability to preserve cash in order to adequately fund an orderly wind down of the Company’s operations if no transaction is consummated, the ability of creditors, shareholders and other stakeholders to realize any value or recovery as part of a transaction or a wind down process, the ability of the Company to continue as a going concern, the Company’s workforce reduction and future charges expected to be incurred in connection therewith, the adequacy or sufficiency of the Company’s existing cash resources and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s ability to continue to pay its obligations in the ordinary course of business as they come due; the ability to further reduce expenses, the ability to retain key personnel, the adequacy of its capital resources in light of changing circumstances, the actions of creditors of the Company and such other important factors as are set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and quarterly reports and other filings on file thereafter with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYANT BIO, INC.

Date:	April 24, 2023	By:	/s/ Andrew D. C. LaFrence
		Name:	Andrew D. C. LaFrence
		Title:	President, Chief Executive Officer and Chief Financial Officer